UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 2, 2013, Rush Enterprises, Inc. (the “Company”) issued a press release announcing the completion of its acquisition of certain assets of a dealership group in Ohio with International, IC Bus, Isuzu and Idealease franchises (the “Ohio Acquisition”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Ohio Acquisition, the Company and substantially all of its subsidiaries entered into a Second Amendment (the “Amendment”) to Credit Agreement with General Electric Capital Corporation (the “Credit Agreement”), dated December 31, 2012.  Pursuant to the terms of the Amendment, Rush Truck Centers of Ohio, Inc., a Delaware corporation and subsidiary of the Company, was added as an additional borrower under the Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1
Second Amendment to Credit Agreement, dated December 31, 2012, among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., and Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Texas, L.P., Rush Truck Centers of Ohio, Inc., Rush Enterprises, Inc., the Lenders party thereto, and General Electric Capital Corporation

99.1	Press release dated January 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Derrek Weaver
Derrek Weaver
Senior Vice President, General Counsel and
Corporate Secretary

Dated: January 3, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1
Second Amendment to Credit Agreement, dated December 31, 2012, among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., and Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Texas, L.P., Rush Truck Centers of Ohio, Inc., Rush Enterprises, Inc., the Lenders party thereto, and General Electric Capital Corporation

99.1	Press release dated January 2, 2013